UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2025

FS Specialty Lending Fund

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (IRS Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrants telephone number, including area code (215) 495-1150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

A letter to shareholders of the Fund of the overview of the matters described in the Form 8-K filed by the Fund on April 24, 2025 made available by the Fund is furnished as Exhibit 99.1.

Cautionary Statement Concerning Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the Reorganization and Declaration of Trust amendments discussed herein, the Fund and the Successor Fund expect to file with the Securities and Exchange Commission (“SEC”) solicitation materials in the form of a joint proxy statement/prospectus that will be included in a registration statement on Form N-14. After the registration statement is filed with the SEC, it may be amended or withdrawn and the proxy statement and/or joint proxy statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about the Reorganization, the Declaration of Trust amendment proposals, the Fund and the Successor Fund. After they are filed, free copies of the proxy statement/prospectus and other documents will be available on the SEC’s web site at www.sec.gov or at the Fund’s website at www.fsproxy.com.

Important Information

The Fund, its trustees and certain of its officers may be considered to be participants in the solicitation of proxies from shareholders in connection with the matters described herein. Information regarding the identity of potential participants, and their direct or indirect interests in the Fund, by security holdings or otherwise, are set forth in the proxy statement and any other materials filed with the SEC in connection with the Fund’s 2024 annual meeting of shareholders. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the matters described herein when it is available. Shareholders are able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Fund’s website at www.fsproxy.com.

Investors should consider a fund’s investment objective, risks, and charges and expenses before investing. The proxy statement/prospectus, when available, will contain this and other information about the fund, including risk factors that should be carefully considered.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Shareholder Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS SPECIALTY LENDING FUND

Date: May 21, 2025	By:	/s/ Stephen Sypherd

	Name:	Stephen Sypherd
	Title:	General Counsel